UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2018

MERIDIAN WASTE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

One Glenlake Parkway NE Suite 900
Atlanta, GA 30328

(Address of principal executive offices, including Zip Code)

(770) 691-6350
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed on an Current Report on Form 8-K filed on February 20, 2018, Meridian Waste Solutions, Inc. (the “Company”) entered into that certain Equity Securities Purchase Agreement by and among the Company, Meridian Waste Operations, Inc., a New York corporation (“Seller” and together with the Company, “Seller Parties”), Meridian Waste Acquisitions, LLC, a Delaware limited liability company (“Buyer”), and solely for purposes of Sections 6.4, 6.7 and 11.18 therein, Jeffery S. Cosman (the “Purchase Agreement”). As a condition to the closing of the transactions contemplated the Purchase Agreement (the “Closing”), Walter H. Hall, Jr., the Company’s President, Chief Operating Officer and a member of the Company’s Board of Directors (the “Board”), is required to deliver to the Buyer a written letter effecting his resignation from all director, manager, officer or similar positions with the Seller Parties. This condition in the Purchase Agreement served as a notice to the Board of Mr. Hall’s conditional intention to resign from all positions with the Company effective upon the Closing. Such resignation remains subject to Mr. Hall’s entry into an employment agreement with the Buyer on such terms as such parties will agree, as well as the Closing and the satisfaction of all conditions therefor. The Nominating Committee of the Board is currently identifying candidates to replace Mr. Hall in the event that Mr. Hall’s contemplated resignation becomes effective.

The consummation of the transactions contemplated by the Purchase Agreement (the “Transaction”) remains subject to customary and other closing conditions, including (i) Buyer receiving the proceeds of its debt financing, and (ii) the absence of legal restraints preventing the consummation of the Transaction. The Purchase Agreement also contains certain customary termination rights of Seller Parties and Buyer. In addition, Buyer may terminate the Purchase Agreement at any time prior to the 21st day from the date of the Purchase Agreement, if the Buyer shall have discovered any matter, condition, or circumstance with respect to the Acquired Entities or the business of the Acquired Entities during its due diligence investigation that has a material effect, in the Buyer’s sole discretion, on the Buyer’s willingness to proceed with the transactions contemplated herein and in the other transaction documents under the terms and conditions set forth therein.

The foregoing description of the Purchase Agreement does not purport to be a complete description and is qualified in its entirety by reference to such agreement. The Purchase Agreement is referred to herein as Exhibit 2.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On February 23, 2018, certain shareholders of the Company holding in aggregate approximately 66.78% of the outstanding voting shares of the Company as of the record date, February 19, 2018, executed an irrevocable written consent approving the following actions: (the “Written Consent”):

1.	the sale of the membership interests of each of the direct wholly-owned subsidiaries of Seller (collectively, the “Acquired Parent Entities”), comprising, with the Acquired Parent Entities’ subsidiaries (collectively, with the Acquired Parent Entities, the “Acquired Entities”), the Company’s Solid Waste Business and constituting substantially all of the assets of the Company, pursuant to the terms and conditions set forth in the Purchase Agreement and the consummation of the transactions described therein; and

2.	the amendment of the Company’s Certificate of Incorporation, as amended, upon the closing of the Transaction (as defined below) to change the Company’s corporate name from Meridian Waste Solutions, Inc. to Attis Industries Inc.

Safe Harbor Statement under U.S. Private Securities Litigation Reform Act of 1995.

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements are subject to certain risks, uncertainties, and assumptions, including, but not limited to, the requirement to satisfy closing conditions to the Transaction as set forth in the Purchase Agreement, including the outcome of any legal proceedings that may be instituted against Seller Parties and others related to the transaction; the ability to retain certain key employees of the Company; the ability of the Company to manage and pay its current debt service and meet its liquidity needs, including paying amounts due under the Company’s credit agreement and other debt obligations; the consequences of a termination of the Purchase Agreement, including the ability of the Company to pay any amounts due related to the termination fee and/or Buyer’s expenses; the ability of the Company to continue to meet the listing requirements of NASDAQ; the ability of the Company to execute on a business plan that permits the Technologies and Innovations businesses to provide sufficient growth, revenue, liquidity and cash flows for sustaining the Company’s go-forward business, including but not limited to the Company’s ability to service any debt that remains as part of obligations of the Company related to its credit agreement after the closing under the Purchase Agreement, the risk associated with the Buyer’s rights to termination under the Purchase Agreement, including but not limited to is financing condition and its rights to continued due diligence; the risk related to any claims for indemnification under the Purchase Agreement and the risks identified and discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2017 and amended on May 31, 2017 and the other documents the Company files with the SEC from time to time. There will be events in the future, however, that the Company is not able to predict accurately or control. The Company’s actual results may differ materially from the expectations that the Company describes in its forward-looking statements. Factors or events that could cause the Company’s actual results to materially differ may emerge from time to time, and it is not possible for the Company to accurately predict all of them. Any forward-looking statement made by the Company in this Current Report on Form 8-K hereto speaks only as of the date on which the Company makes it. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Transaction involving Seller Parties and Buyer. The Company will prepare an information statement for its shareholders containing the information with respect to the Transaction specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the proposed Transaction. When completed, a definitive information statement will be mailed to the Company’s shareholders. Investors are urged to carefully read the information statement regarding the proposed Transaction and any other relevant documents in their entirety when they become available because they will contain important information about the proposed Transaction. You may obtain copies of all documents filed with the SEC regarding the Transaction, free of charge, at the SEC’s website, http://www.sec.gov or from the Company by directing a request by mail or telephone to Meridian Waste Solutions, Inc. at One Glenlake Parkway NE, Suite 900, Atlanta Georgia 30328, telephone (770) 691-6350, Attention: Chief Executive Officer.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

2.1	Equity Securities Purchase Agreement, dated February 20, 2018, by and among Meridian Waste Operations, Inc., Meridian Waste Solutions, Inc., Meridian Waste Acquisitions, LLC and, solely for purposes of Section 6.4 and Section 6.7, Jeffrey S. Cosman.* (incorporated herein by reference to Exhibit 2.1 to the Meridian Waste Solutions, Inc. Current Report on Form 8-K filed with the SEC on February 20, 2018).

* The Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2018

MERIDIAN WASTE SOLUTIONS, INC.

By:	/s/ Jeffrey S. Cosman
Name: Jeffrey S. Cosman
Title: Chief Executive Officer

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